SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 31, 2001

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                 1-3480                  41-0423660
(State of Incorporation)      (Commission              (IRS Employer
                              File Number)           Identification No.)

                               Schuchart Building
                             918 East Divide Avenue
                                  P.O. Box 5650
                        Bismarck, North Dakota 58506-5650
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (701) 222-7900


         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS.
        ------------

     On December 31, 2001, MDU Resources Group, Inc. (the "Company") sold to Ensign Peak Advisors, Inc. ("Ensign Peak") 189,689 shares of Company common stock, par value $1.00 per share (the "Ensign Peak Shares"), and the Preference Share Purchase Rights appurtenant thereto (the "Ensign Peak Rights") at an average purchase price of $26.359 per share, for a total purchase price of $5,000,000, pursuant to a Purchase Agreement by and between the Company and Ensign Peak, dated December 31, 2001 (filed as Exhibit 99(a) hereto). The Company received proceeds from this sale of $5,000,000 and estimates its expenses relating thereto to be $4,250. The Ensign Peak Shares and the Ensign Peak Rights are registered under the Securities Act of 1933, as amended (the "Securities Act"), on Form S-3.

     On December 31, 2001, the Company sold to Carlson Capital, L.P. ("Carlson"), acting on behalf of Black Diamond Offshore Ltd, Double Black Diamond Offshore LDC, Black Diamond Energy Offshore LDC, Black Diamond Relative Value Offshore LDC, Black Diamond Capital I, Ltd. and Worldwide Transactions Ltd., 379,376 shares of Company common stock (the "Carlson Shares"), and the Preference Share Purchase Rights appurtenant thereto (the "Carlson Rights") at an average purchase price of $26.359 per share, for a total purchase price of $10,000,000, pursuant to a Purchase Agreement by and between the Company and Carlson, dated December 31, 2001 (filed as Exhibit 99(b) hereto). The Company received proceeds from this sale of $10,000,000 and estimates its expenses relating thereto to be $8,250. The Carlson Shares and the Carlson Rights are registered under the Securities Act on Form S-3.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (c)   Exhibits.

       99(a). Purchase Agreement, dated December 31, 2001, by and between MDU Resources Group, Inc. and Ensign Peak Advisors, Inc.

       99(b). Purchase Agreement, dated December 31, 2001, by and between MDU Resources Group, Inc. and Carlson Capital, L.P.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 3, 2002



                                  MDU RESOURCES GROUP, INC.


                                  By:           /s/ Warren L. Robinson
                                      -----------------------------------------
                                                 Warren L. Robinson
                                       Executive Vice President, Treasurer and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit Number                        Description of Exhibit
--------------                        ----------------------

    99(a) Purchase Agreement, dated December 31, 2001, by and between MDU Resources Group, Inc. and Ensign Peak Advisors, Inc.

    99(b) Purchase Agreement, dated December 31, 2001, by and between MDU Resources Group, Inc. and Carlson Capital, L.P.


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